Exhibit 99.3
Exhibit 99.3 UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re Proxymed Transaction Services, Inc. Case No.08-1l551 In re Proxymed, Inc. Case No.08-11553 In re Proxymed Lab Services, LLC Case No.08-11554 Debtors Reporting Period: 09/01/08 09/30/08 Signature of joint Debtor Date Signature of Authorized Individual 1/7/09 Date

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

										CUMULATIVE
	BANK ACCOUNTS								CURRENT MONTH	FILING TO DATE
	CNTRL DISB	MONEY MARKET	OPERATING	Laurus Sweep LBs	ADEQUATE ASSURANCE	LAB HC SOLUTIONS	PAYROLL	LOCKBOX # 1
	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)	(WACHOVIA)
Account Number	20799005-64044	20000261-35533	20900023-74739	20000273-16186	20000372-57620	20799005-64196	20900023-74755	20200003-81891	ACTUAL	ACTUAL

CASH BEGINNING OF MONTH (on 8/01/08)	$(437,070)	$138,183	$356,267	$22,679	$90,000	$—	$(16,609)	$—	$153,449	$380,094
CASH SALES	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
ACCOUNTS RECEIVABLE — COLLECTIONS	$—	$—	$329,999	$912,561	$—	$—	$—	$—	$1,242,560	$3,597,412
LOANS AND ADVANCES -Laurus	$—	$—	$600,000		$—	$—	$—	$—	$600,000	$2,907,000
SALE OF ASSETS	$—	$—	$18,297,553	$—	$—	$—	$—	$—	$18,297,553	$18,297,553
INTERCO TO/FROM (LAB)				$—					$—	$41,760
OTHER	$—	$4,711	$12,357	$—	$—	$—	$—	$—	$17,068	$38,875
TRANSFERS (FROM DIP ACCOUNTS)	$1,490,000	$17,500,000	$112,879	$—	$—	$—	$828,825	$—	$19,931,704	$23,001,244

TOTAL RECEIPTS	$1,490,000	$17,504,711	$19,362,789	$912,561	$—	$—	$828,825	$—	$40,000,006	$47,833,846

DISBURSEMENTS

NET PAYROLL	2,020	—	—	—	—	—	756,161	—	758,181	2,402,679
PAYROLL TAXES	1,725	—	—	—	—	—	5,069	—	6,793	203,545
401K RELATED EXPENSES	—	—	—	—	—	—	47,036	—	47,036	101,081
SALES, USE & OTHER TAXES	19,353	—	—	—	—	—	—	—	19,353	38,085
DIRECT COST OF SALES	—	—	—	—	—	—	—	—	—	4,144
TELECOMM CHARGES (COGS & SG&A)	110,335	—	—	—	—	—	—	—	110,335	291,660
SECURED / RENTAL / LEASES (INCLUDES RENT)	62,697	—	—	—	—	—	—	—	62,697	467,762
COMMERCIAL INSURANCE	36,596	—	—	—	—	—	—	—	36,596	72,745
HEALTH INSURANCE	10,068	—	—	—	—	—	3,950	—	14,019	206,401
ADMINISTRATIVE (INCL. R&M, T&E, UTIL, CAPEX)	45,766	—	5,226	—	—	—	—	—	50,992	204,282
PARTNER COMMISSIONS (SALES REBATES)	156,646	—	—	—	—	—	—	—	156,646	725,692
3RD PARTY CONTRACTORS	345,902	—	—	—	—	—	—	—	345,902	487,139
SELLING COMMISSIONS	—	—	—	—	—	—	—	—	—	—
UTILITY DEPOSITS	—	—	—	—	—	—	—	—	—	1,460
PAYDOWN_SR. LOAN PMT	—	—	—	935,239	—	—	—	—	935,239	2,679,070
OUTSTANDING CHECKS	19,180	—	—		—	—	4,156	—	23,336	(518,506)
INTERCO TO/FROM (LAB)	—	—	—	—	—	—	—	—	—	—
OTHER	111,803	15	—	—	—	—	—	—	111,818	139,626
TRANSFERS (TO DIP ACCOUNTS)	—	750,000	19,025,230	—	—	—	—	—	19,775,230	22,844,771
PROFESSIONAL FEES	48,223	—	—	—	—	—	—	—	48,223	172,367
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—	—
COURT COSTS	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	970,313	750,015	19,030,457	935,239	—	—	816,372	—	22,502,395	30,524,001

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$519,687	$16,754,696	$322,332	$(22,679)	$—	$—	$12,454	$—	$17,586,490	$17,359,845

PETTY CASH	$—	$—	$—	$—	$—	$—	$—	$—	$725	$725
CASH — END OF MONTH	$82,617	$16,892,879	$678,599	$—	90,000	$—	$(4,156)	$—	$17,740,664	$17,740,664

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	$22,502,395
LESS: TRANSFERS TO OEBTOR IN POSSESSION ACCOUNTS	$(19,775,230)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$2,727,165

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.
NO PROFESSIONAL FEES OR EXPENSES PAID DURING THE 8/01/08 — 8/31/08 REPORTING PERIOD

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
CASH DISBURSEMENTS JOURNAL

	Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category
TAC WWORLDWIDE	Sep08	37586	Check	$2,800.00	CONSUL
VACO ATLANTA LLC	Sep08	37587	Check	$19,223.38	CONSUL
ACCOUNTEMPS	Sep08	37596	Check	$7,398.30	CONSUL
DuBOSE, LEON II	Sep08	37608	Check	$11,000.00	CONSUL
HALBLEIB CONSULTING, LLC	Sep08	37613	Check	$3,150.00	CONSUL
HAMBY, WILLIAM	Sep08	37614	Check	$467.50	CONSUL
TAC WWORLDWIDE	Sep08	37628	Check	$2,800.00	CONSUL
VACO ATLANTA LLC	Sep08	37630	Check	$18,239.38	CONSUL
ACCOUNTEMPS	Sep08	37645	Check	$3,490.40	CONSUL
BROADSOURCE, INC.	Sep08	37649	Check	$4,132.30	CONSUL
FLANNIGAN, DAVID	Sep08	37656	Check	$1,200.00	CONSUL
HALBLEIB CONSULTING, LLC	Sep08	37659	Check	$2,880.00	CONSUL
HAMBY, WILLIAM	Sep08	37660	Check	$550.00	CONSUL
TAC WWORLDWIDE	Sep08	37679	Check	$5,180.00	CONSUL
VACO ATLANTA LLC	Sep08	37682	Check	$53,334.25	CONSUL
THOMPSON, ALTON BRIAN	Sep08	APACH001268	ACH	$1,300.00	CONSUL
CITIUS IT SOLUTIONS PRIVATE LIMITED	Sep08	WIRE00000154	WIRE	$9,408.00	CONSUL
DuBOSE, LEON II	Sep08	WIRE00000153	WIRE	$9,750.00	CONSUL
ACCOUNTEMPS	Sep08	37849	Check	$26,402.95	CONSUL
ACCOUNTEMPS	Sep08	37850	Check	$1,149.00	CONSUL
VACO ATLANTA LLC	Sep08	37851	Check	$162,046.24	CONSUL
				$345,901.70	CONSUL Total
UNITED HEALTHCARE INSURANCE CO.	Sep08	37634	Check	$353.32	HEALTH
UNIMERICA INSURANCE COMPANY	Sep08	37681	Check	$9,715.08	HEALTH
				$10,068.40	HEALTH Total
AICCO, INC.	Sep08	37526	Check	$27,552.81	INS
WACHOVIA INSURANCE SERV-AT, GA	Sep08	WIRE00000152	WIRE	$9,042.71	INS
				$36,595.52	INS Total
CELL BUSINESS EQUIPMENT (CBE)	Sep08	37523	Check	$457.47	LEASE
ARGENT SYSTEMS, INC.	Sep08	37531	Check	$7,748.84	LEASE
WELLS FARGO FINANCIAL LEASING	Sep08	37589	Check	$191.04	LEASE
ARGENT SYSTEMS, INC.	Sep08	37590	Check	$380.00	LEASE
DE LAGE LANDEN FINANCIAL SERVICES	Sep08	37607	Check	$3,736.62	LEASE
CELL BUSINESS EQUIPMENT (CBE)	Sep08	37643	Check	$349.81	LEASE
WELLS FARGO FINANCIAL LEASING	Sep08	37644	Check voided ??	$171.04	LEASE
HIGH POINT COMPUTER	Sep08	37661	Check	$6,200.00	LEASE
ABACUS SOLUTIONS, LLC	Sep08	37848	Check	$43,462.00	LEASE
				$62,696.82	LEASE Total
SONITROL	Sep08	37579	Check	$234.68	OTHER
SYSTEM DESIGNS INC	Sep08	37584	Check	$3,435.42	OTHER
BEECHGLEN DEVELOPMENT, INC.	Sep08	37602	Check	$635.00	OTHER
BOWNE OF ATLANTA, INC.	Sep08	37603	Check	$10,835.00	OTHER
IRON MOUNTAIN — DATA PRODUCTS	Sep08	37616	Check	$3,119.23	OTHER
MONSTER.COM	Sep08	37620	Check	$1,435.00	OTHER
LEXISNEXIS	Sep08	37668	Check	$477.11	OTHER
PITNEY BOWES CREDIT CORPORATION	Sep08	37670	Check	$970.71	OTHER
SOUTHERN REFRESHMENT SERVICES	Sep08	37676	Check	$94.03	OTHER
WEBSITEPULSE	Sep08	37683	Check	$69.00	OTHER
YOSEMITE WATERS	Sep08	37684	Check	$433.70	OTHER
Z-S PRESCRIPTION PLAN	Sep08	37685	Check	$848.94	OTHER
ETSEC LAB SERVICES, INC.	Sep08	37686	Check	$22,274.47	OTHER
UNITED STATES POSTAL SERVICES (894715)	Sep08	37687	Check	$330.00	OTHER
				$111,803.30	OTHER Total
AT & T (ATLANTA BOX 105262)	Sep08	37598	Check	$1,815.32	PHONE
AT&T (PO 5001)	Sep08	37599	Check	$28.94	PHONE
AT&T (SACRAMENTO)	Sep08	37600	Check	$1,260.63	PHONE
CYNERGY TELECOM, LLC	Sep08	37606	Check	$1,880.24	PHONE
GLOBAL CROSSING TELECOMMUNICATION	Sep08	37612	Check	$19,731.93	PHONE
INTERCALL	Sep08	37615	Check	$2,890.50	PHONE
IVANS INC.	Sep08	37618	Check	$775.88	PHONE
SPRINT (WIRELESS)	Sep08	37624	Check	$2,601.25	PHONE
AT&T (NEWARK, NJ)	Sep08	37646	Check	$857.58	PHONE
AT&T LONG DISTANCE SERVICE	Sep08	37647	Check	$23,022.50	PHONE
AT&T MOBILITY	Sep08	37648	Check	$6,056.50	PHONE
INTERSTATE TELECOM	Sep08	37663	Check	$33.14	PHONE
QUALITY TECHNOLOGY SVCS METRO LLC	Sep08	37671	Check	$45,663.80	PHONE

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
CASH DISBURSEMENTS JOURNAL

	Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category
RECALL SECURE DESTRUCTION SERVICES	Sep08	37672	Check	$744.53	PHONE
REIGNMAKER COMMUNICATIONS, INC.	Sep08	37673	Check	$457.85	PHONE
UCN	Sep08	37680	Check	$2,514.32	PHONE
				$110,334.91	PHONE Total
MCDANIEL, KENNETH JR.	Sep08	37525	Check	$2,019.76	PR NET
				$2,019.76	PR NET Total
CORPORATE CREATIONS INTERNATIO	Sep08	37605	Check	$299.00	PROF
REGISTRAR AND TRANSFER CO	Sep08	37621	Check	$433.60	PROF
VERNON & VERNON	Sep08	37641	Check	$13,950.00	PROF
CORPORATE CREATIONS INTERNATIO	Sep08	37653	Check	$15.00	PROF
INSTITUTIONAL MARKETING SERVICES, INC.	Sep08	37662	Check	$6,500.00	PROF
PHOENIX MANAGEMENT SERVICES, INC.	Sep08	37669	Check	$27,025.00	PROF
				$48,222.60	PROF Total
CAREVU CORPORATION	Sep08	37533	Check	$8,143.84	REBATE
GATEWAY EDI INC	Sep08	37540	Check	$2,023.12	REBATE
MEDDATA, INC.	Sep08	37571	Check	845.37	REBATE
MEDIFAX EDI	Sep08	37572	Check	$113.98	REBATE
NEW ENGLAND HEALTHCARE EDI NETWORK, LLC	Sep08	37573	Check	$2,511.76	REBATE
PASSPORT HEALTH COMMUNICATIONS INC.	Sep08	37574	Check	$0.92	REBATE
EDS CORPORATION	Sep08	37609	Check	$600.00	REBATE
IVANS INC.	Sep08	37617	Check	$69.91	REBATE
LETTERLOGIC	Sep08	37619	Check	$120.41	REBATE
CAREVU CORPORATION	Sep08	37650	Check	$1,747.98	REBATE
CONCORD	Sep08	37652	Check	$4.50	REBATE
A MED BILL	Sep08	37688	Check	$2.10	REBATE
ACENTEC, INC	Sep08	37689	Check	$25.89	REBATE
ADVANCED DATA MANAGEMENT	Sep08	37690	Check	$52.11	REBATE
ADVANCED DATA PROCESSING, INC	Sep08	37691	Check	$0.96	REBATE
ADVANCED RADIOLOGY CONSULTANTS	Sep08	37692	Check	$6.42	REBATE
ADVANTAGE BILLING CONCEPTS, INC.	Sep08	37693	Check	$2.73	REBATE
AFFILIATED NETWORK SERVICES, LLC	Sep08	37694	Check	$129.44	REBATE
ALLIANCE HEALTHCARE SOLUTIONS	Sep08	37695	Check	$1,693.00	REBATE
AMERICAN BILLING SERVICE	Sep08	37696	Check	$5.85	REBATE
AMERICAN MEDICAL SYSTEMS, INC	Sep08	37697	Check	$1,214.90	REBATE
ANESTHESIA CONSULTANTS P.C.	Sep08	37698	Check	$0.03	REBATE
AVAILITY, L.L.C.	Sep08	37699	Check	$14,064.00	REBATE
BADGER BILLING SERVICES	Sep08	37700	Check	$1.08	REBATE
BAY MEDICAL MANAGEMENT LLC	Sep08	37701	Check	$487.59	REBATE
BILL OF HEALTH SERVICES	Sep08	37702	Check	$7.62	REBATE
BNCJR ENTERPRISES, INC.	Sep08	37703	Check	$0.84	REBATE
CALEDONIA FINANCIAL SERVICES, LLC	Sep08	37704	Check	$80.25	REBATE
CAPE PROFESSIONAL BILLING, INC.	Sep08	37705	Check	$1.59	REBATE
CAREVU CORP	Sep08	37706	Check	$10,428.04	REBATE
CASHFLOW BILLING SOLUTIONS INC	Sep08	37707	Check	$0.30	REBATE
CHMB	Sep08	37708	Check	$287.82	REBATE
CLAIMSNET.COM, INC.	Sep08	37709	Check	$549.42	REBATE
COMPLETE HEALTHCARE SOLUTIONS	Sep08	37710	Check	$343.70	REBATE
COMPLEX CORPORATION	Sep08	37711	Check	$1.30	REBATE
CONSULTANTS FOR PATHOLOGY & LAB MED	Sep08	37712	Check	$24.09	REBATE
CUREMD, INC.	Sep08	37713	Check	$194.10	REBATE
CVIKOTA COMPANY, INC.	Sep08	37714	Check	$8.31	REBATE
DANBURY HOSPITAL	Sep08	37715	Check	$31.96	REBATE
DATASOLV SERVICES, INC.	Sep08	37716	Check	$21.54	REBATE
DAVIDSON CONSULTING	Sep08	37717	Check	$2.58	REBATE
DEPENDABLE BUSINESS SERVICE	Sep08	37718	Check	$4.35	REBATE
DIANE JOHNSON	Sep08	37719	Check	$60.00	REBATE
DIGITAL MEDICAL BILLING	Sep08	37720	Check	$57.57	REBATE
DMI SERVICES	Sep08	37721	Check	$162.36	REBATE
E & A MEDICAL BILLING	Sep08	37722	Check	$10.53	REBATE
EASTERN CONNECTICUT HEALTH NETWORK, INC.	Sep08	37723	Check	$42.16	REBATE
ECLAIMS INC	Sep08	37724	Check	$20.46	REBATE
EMERGENCY GROUPS OFFICE	Sep08	37725	Check	$251.52	REBATE
EZ CLAIM MEDICAL BILLING SOFTWARE	Sep08	37726	Check	$65.07	REBATE
FLINT FLEX	Sep08	37727	Check	$30.70	REBATE
FOX MEADOWS SOFTWARE	Sep08	37728	Check	$770.15	REBATE
GATEWAY EDI INC	Sep08	37729	Check	$19,361.68	REBATE

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
CASH DISBURSEMENTS JOURNAL

	Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category
GE MEDICAL SYSTEMS INFORMATION TECHNOLOG	Sep08	37730	Check	$55.09	REBATE
HCA PHYSICIANS	Sep08	37731	Check	$589.89	REBATE
HDX	Sep08	37732	Check	$970.95	REBATE
HEALTHCARE BILLING & MGMT ASSOCIATE	Sep08	37733	Check	$1,121.58	REBATE
HEALTHCARE MANAGEMENT PARTNERS, LLC	Sep08	37734	Check	$121.23	REBATE
HEALTHCO INFORMATION SYSTEMS	Sep08	37735	Check	$43.74	REBATE
HEALTHONE INC	Sep08	37736	Check	$2.28	REBATE
HEALTHVISION, INC.	Sep08	37737	Check	$15.36	REBATE
HEX LABORATORY SYSTEMS	Sep08	37738	Check	$9.45	REBATE
HM MEDPRO SOLUTIONS, LLC	Sep08	37739	Check	$4.50	REBATE
HNA	Sep08	37740	Check	$8.35	REBATE
IMMIX MANAGEMENT SYSTEMS	Sep08	37741	Check	$33.87	REBATE
IMPAC	Sep08	37742	Check	$62.67	REBATE
INSURANCE DATA SERVICES INC	Sep08	37743	Check	$78.84	REBATE
KEYSTONE PROFESSIONAL SOLUTIONS	Sep08	37744	Check	$0.84	REBATE
KLA HEALTHCARE CONSULTANTS	Sep08	37745	Check	$23.40	REBATE
LAKEFRONT BILLING SERVICES INC	Sep08	37746	Check	$30.54	REBATE
LEXON MEDICAL LAS VEGAS INC	Sep08	37747	Check	$6.03	REBATE
MD ONLINE, INC.	Sep08	37748	Check	$7,401.38	REBATE
MDP- BOSTON	Sep08	37749	Check	$16.35	REBATE
MED-EASY SOFTWARE	Sep08	37750	Check	$427.60	REBATE
MEDAMERICA BILLING SERVICES, INC.	Sep08	37751	Check	$50.04	REBATE
MEDICAL BILLING & MGMT SERVICES	Sep08	37752	Check	$43.53	REBATE
MEDICAL BILLING ASSOC, INC	Sep08	37753	Check	$7.62	REBATE
MEDICAL BILLING PROFESSIONALS INC	Sep08	37754	Check	$2.13	REBATE
MEDICAL BILLING SOLUTIONS INC	Sep08	37755	Check	$8.34	REBATE
MEDICAL BILLING, INC.	Sep08	37756	Check	$6.48	REBATE
MEDICAL BUSINESS PARTNERS, INC.	Sep08	37757	Check	$2.40	REBATE
MEDICAL BUSINESS SYSTEMS	Sep08	37758	Check	$238.77	REBATE
MEDICAL CLAIM CORPORATION	Sep08	37759	Check	$15.65	REBATE
MEDICAL MANAGEMENT SERVICES, INC.	Sep08	37760	Check	$26.25	REBATE
MEDICAL OFFICE SERVICES — RIVERSIDE	Sep08	37761	Check	$36.96	REBATE
MEDICAL OFFICE SOLUTIONS	Sep08	37762	Check	$9.42	REBATE
MEDICAL OFFICE SUPPORT SERVICES, INC.	Sep08	37763	Check	$5.19	REBATE
MEDICAL PRACTICE SOFTWARE	Sep08	37764	Check	$58.32	REBATE
MEDICAL UTILITY COMPANY	Sep08	37765	Check	$1.00	REBATE
MEDIFAX EDI	Sep08	37766	Check	$11.55	REBATE
MEDINOMICS, LLP	Sep08	37767	Check	$79.59	REBATE
MEDNET RESOURCES INC	Sep08	37768	Check	$2.70	REBATE
MEDX12, LLC	Sep08	37769	Check	$0.18	REBATE
MICHEL & PRATT CONSULTING INC	Sep08	37770	Check	$89.25	REBATE
MISYS HEALTHCARE SYSTEMS	Sep08	37771	Check	$42,065.15	REBATE
MOST, LLC	Sep08	37772	Check	$159.90	REBATE
MSN MANAGEMENT SERVICES NETWORK	Sep08	37773	Check	$298.68	REBATE
NETWERKES, LLC	Sep08	37774	Check	$15,011.82	REBATE
NEW ENGLAND MEDICAL BILLING	Sep08	37775	Check	$39.69	REBATE
PASSPORT HEALTH COMMUNICATIONS INC.	Sep08	37776	Check	$403.10	REBATE
PEDIATRIX MEDICAL GROUP, INC.	Sep08	37777	Check	$0.18	REBATE
PHYSICIANS CHOICE LLC	Sep08	37778	Check	$92.13	REBATE
PHYSICIANS MANAGEMENT, INC.	Sep08	37779	Check	$4.11	REBATE
PRACTICE CARE MANAGEMENT GROUP LTD	Sep08	37780	Check	$2.16	REBATE
PRIMARY BILLING SERVICES INC	Sep08	37781	Check	$12.03	REBATE
PRO-MEDICAL INC	Sep08	37782	Check	$7.26	REBATE
PROFESSIONAL HOMECARE	Sep08	37783	Check	$1.72	REBATE
PROFESSIONAL MANAGEMENT GROUP INC	Sep08	37784	Check	$41.13	REBATE
PROFESSIONAL MANAGEMENT INC	Sep08	37785	Check	$31.29	REBATE
PROVIDER SUPPORT SERVICES, LLC	Sep08	37786	Check	$1.86	REBATE
PSYCH ADMINISTRATIVE PARTNERS	Sep08	37787	Check	$1.56	REBATE
PSYCHBILLER LLC	Sep08	37788	Check	$2.55	REBATE
QUICK PRACTICE	Sep08	37789	Check	$37.47	REBATE
QUOVADX	Sep08	37790	Check	$85.25	REBATE
RAINTREE SYSTEMS INC	Sep08	37791	Check	$74.58	REBATE
SELECT PHYSICIAN SERVICES LLC	Sep08	37792	Check	$58.11	REBATE
SHARED MANAGEMENT SERVICES	Sep08	37793	Check	$14.70	REBATE
SOFT-AID INC	Sep08	37794	Check	$108.93	REBATE
SOFTRIX CORP	Sep08	37795	Check	$140.30	REBATE

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
CASH DISBURSEMENTS JOURNAL

	Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category
SPECIALTY GROUP SERVICES	Sep08	37796	Check	$26.16	REBATE
SSI GROUP, INC., THE	Sep08	37797	Check	$375.65	REBATE
SSIMED CORPORATION	Sep08	37798	Check	$26.85	REBATE
SUMMIT MANAGEMENT SERVICES	Sep08	37799	Check	$4.56	REBATE
SYMED CORPORATION	Sep08	37800	Check	$12.69	REBATE
SYNERGISTIC CONSULTING LLC	Sep08	37801	Check	$8.61	REBATE
TECHPRO MEDICAL SYSTEMS	Sep08	37802	Check	$3,310.00	REBATE
THREE BRIDGES CONSULTING, LLC	Sep08	37803	Check	$1.41	REBATE
TWIN PROFESSIONAL SERVICES, INC.	Sep08	37804	Check	$8.07	REBATE
UTAH HEALTH INFORMATION NETWORK	Sep08	37805	Check	$161.60	REBATE
VALLEY RADIOLOGISTS INC P.S.	Sep08	37806	Check	$1.44	REBATE
VANTAGEMED CORP.	Sep08	37807	Check	$5.15	REBATE
WALLINGFORD CAPITAL	Sep08	37808	Check	$105.85	REBATE
WEB E DOCTOR	Sep08	37809	Check	$31.35	REBATE
ZIRMED.COM	Sep08	37810	Check	$15,463.98	REBATE
				$156,646.24	REBATE Total
JOHNSON, ERIC	Sep08	37546	Check	$1,592.25	T&E
ADAM KEMP	Sep08	APACH001223	ACH	$1,400.33	T&E
AGHORAMURTHY, KRISHNAN	Sep08	APACH001224	ACH	$1,499.91	T&E
BROWN, WENDY	Sep08	APACH001225	ACH	$623.24	T&E
CRAWFORD, JENNIFER	Sep08	APACH001226	ACH	$343.98	T&E
FLEMING, PETER	Sep08	APACH001227	ACH	$1,812.04	T&E
FRYE, BOB	Sep08	APACH001228	ACH	$782.31	T&E
GUNTER, BEVERLY	Sep08	APACH001229	ACH	$69.89	T&E
MASSIS MESSROPIAN	Sep08	APACH001230	ACH	$34.95	T&E
MCKENNA, ANGELA	Sep08	APACH001231	ACH	$89.90	T&E
MUGLER, DIANA	Sep08	APACH001232	ACH	$323.94	T&E
ROBISON, ROBERT	Sep08	APACH001233	ACH	$130.24	T&E
ROCCHI, KAREN	Sep08	APACH001234	ACH	$295.93	T&E
THAKUR, SANDEEP	Sep08	APACH001235	ACH	$91.90	T&E
SIMCOE, MARK	Sep08	37577	Check	$1,898.26	T&E
SMITH, RICHARD	Sep08	37578	Check	$50.00	T&E
ALFORD, STEPHANIE V.	Sep08	37597	Check	$101.98	T&E
ATHENE WILLIAMS	Sep08	37601	Check	$158.77	T&E
RYAN, ALAN	Sep08	37622	Check	$921.05	T&E
STEWART, TRAMEL	Sep08	37627	Check	$965.12	T&E
AZOUTH, FERNANDO J	Sep08	APACH001236	ACH	$93.73	T&E
COOTS, RON C.	Sep08	APACH001237	ACH	$2,097.74	T&E
COWAN, KELLY	Sep08	APACH001238	ACH	$75.45	T&E
COWAN, KRISTEN	Sep08	APACH001239	ACH	$831.84	T&E
FIELDS, TONYA	Sep08	APACH001240	ACH	$64.56	T&E
GODFREY, STEPHEN	Sep08	APACH001241	ACH	$1,243.70	T&E
LAWSON, LESLIE	Sep08	APACH001242	ACH	$430.21	T&E
MYERS, ALLISON	Sep08	APACH001243	ACH	$159.27	T&E
PALSGROVE, JENNIFER	Sep08	APACH001244	ACH	$193.99	T&E
ROSE, JAMIE	Sep08	APACH001245	ACH	$1,289.79	T&E
STUBBS, TERESA	Sep08	APACH001246	ACH	$80.00	T&E
THOMPSON, ALTON BRIAN	Sep08	APACH001247	ACH	$1,950.00	T&E
WARD, MICHELLE	Sep08	APACH001248	ACH	$406.13	T&E
WILLINGHAM, KIRK	Sep08	APACH001249	ACH	$1,083.26	T&E
WONNUM, CONSUELA	Sep08	APACH001250	ACH	$73.29	T&E
MCKIM, LINDY	Sep08	37638	Check	$1,200.00	T&E
GENNARI, BRUCE	Sep08	37639	Check	$151.66	T&E
SHAH, VISHAL	Sep08	37640	Check	$65.90	T&E
ARNSON, ERIC	Sep08	APACH001252	ACH	$1,261.11	T&E
COWAN, KELLY	Sep08	APACH001253	ACH	$665.48	T&E
CRAWFORD, JENNIFER	Sep08	APACH001254	ACH	$152.37	T&E
FIELDS, TONYA	Sep08	APACH001255	ACH	$85.49	T&E
FLEMING, PETER	Sep08	APACH001256	ACH	$958.25	T&E
FRYE, BOB	Sep08	APACH001257	ACH	$109.95	T&E
HARDIN, LONNIE	Sep08	APACH001258	ACH	$1,480.86	T&E
MUGLER, DIANA	Sep08	APACH001259	ACH	$182.17	T&E
ROCCHI, KAREN	Sep08	APACH001260	ACH	$57.35	T&E
STUBBS, TERESA	Sep08	APACH001261	ACH	$586.15	T&E
WILLINGHAM, KIRK	Sep08	APACH001262	ACH	$326.87	T&E
RYAN, ALAN	Sep08	37674	Check	$219.01	T&E

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC Debtors	Case No. 08-11554 Reporting Period: 09/01/08 — 09/30/08
CASH DISBURSEMENTS JOURNAL

	Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category
ALFORD, STEPHANIE V.	Sep08	APACH001263	ACH	$101.39	T&E
BROWN, WENDY	Sep08	APACH001270	ACH	$162.48	T&E
DOWELL, DERIISE	Sep08	APACH001264	ACH	$177.68	T&E
FIELDS, TONYA	Sep08	APACH001271	ACH	$34.45	T&E
HURGETON, GEORGE	Sep08	APACH001269	ACH	$764.61	T&E
LAWSON, LESLIE	Sep08	APACH001265	ACH	$100.42	T&E
MYERS, ALLISON	Sep08	APACH001266	ACH	$163.45	T&E
SCHWARTZ, SAMUEL R.	Sep08	APACH001267	ACH	$13,500.00	T&E
				$45,766.05	T&E Total
ALAMANCE COUNTY TAX COLLECTOR	Sep08	37527	Check	$3.60	TAX
ALLEN COUNTY TREASURER	Sep08	37528	Check	$15.02	TAX
ALLEN COUNTY TREASURER	Sep08	37529	Check	$5.48	TAX
ALLEN COUNTY TREASURER	Sep08	37530	Check	$24.70	TAX
BOARD OF EQUILIZATION	Sep08	37532	Check	$4,046.00	TAX
CITY OF BURLINGTON TAX DEPT	Sep08	37534	Check	$3.88	TAX
CITY OF PEABODY	Sep08	37535	Check	$3.55	TAX
CITY OF ROYAL OAK	Sep08	37536	Check	$67.37	TAX
CITY OF SANTA ANA, FINANCE DEPT	Sep08	37537	Check	$30.00	TAX
COMPTROLLER OF MARYLAND	Sep08	37538	Check	$24.21	TAX
COMPTROLLER OF MARYLAND	Sep08	37539	Check	$92.28	TAX
GRANT COUNTY TREASURER	Sep08	37541	Check	$6.72	TAX
ILLINOIS DEPT OF REVENUE	Sep08	37542	Check	$1.00	TAX
INDIANA DEPARTMENT OF REVENUE	Sep08	37543	Check	$1,193.93	TAX
JEFFERSON COUNTY DEPARTMENT OF REVENUE	Sep08	37544	Check	$9.35	TAX
JEFFERSON COUNTY DEPARTMENT OF REVENUE	Sep08	37545	Check	$9.35	TAX
KANAWHA COUNTY SHERIFF’S OFFICE	Sep08	37547	Check	$5.64	TAX
KIM WOLFE SHERIFF/TREASURER	Sep08	37548	Check	$5.24	TAX
MASSACHUSETTS DEPARTMENT OF REVENUE	Sep08	37549	Check	$30.15	TAX
MASSACHUSETTS DEPARTMENT OF REVENUE	Sep08	37550	Check	$558.95	TAX
MASSACHUSETTS DEPARTMENT OF REVENUE	Sep08	37551	Check	$549.65	TAX
PULASKI COUNTY TREASURER	Sep08	37575	Check	$5.00	TAX
PULASKI COUNTY TREASURER	Sep08	37576	Check	$5.00	TAX
STARKE COUNTY TREASURER	Sep08	37580	Check	$6.25	TAX
STARKE COUNTY TREASURER	Sep08	37581	Check	$8.35	TAX
STATE COMPTROLLER	Sep08	37582	Check	$1,315.69	TAX
STATE OF WASHINGTON	Sep08	37583	Check	$1,927.50	TAX
WAYNE COUNTY/PROPERTY TAX	Sep08	37588	Check	$6.96	TAX
COMMISSIONER OF TAXATION AND FINANCE	Sep08	37604	Check	$201.31	TAX
GEORGIA DEPARTMENT OF REVENUE	Sep08	37610	Check	$69.78	TAX
GEORGIA DEPARTMENT OF REVENUE	Sep08	37611	Check	$96.94	TAX
STATE BOARD OF EQUALIZATION	Sep08	37626	Check	$725.30	TAX
TENNESSEE DEPT. OF REVENUE	Sep08	37629	Check	$51.91	TAX
WASHINGTON STATE DEPT OF REVENUE	Sep08	37631	Check	$37.12	TAX
GEORGIA DEPARTMENT OF REVENUE	Sep08	37657	Check	$2,179.52	TAX
GWINNETT CO. TAX COMMISSIONER	Sep08	37658	Check	$5,409.45	TAX
SOUTH DAKOTA DEPT. OF REVENUE AND REGULA	Sep08	37675	Check	$303.21	TAX
STATE BOARD OF EQUALIZATION	Sep08	37677	Check	$304.34	TAX
STATE COMPTROLLER	Sep08	37678	Check	$12.97	TAX
				$19,352.68	TAX Total
				$949,407.98	Grand Total

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
CASH DISBURSEMENTS JOURNAL

Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
CASH DISBURSEMENTS JOURNAL

Month
Vendor Name	Issued	Pmt #	Type Pmt	Pmt Amount	Category

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08—09/30/08
STATEMENT OF OPERATIONS
(Income Statement)

	8/1/2008 –	Cumulative
	8/31/2008	Filing to Date
Gross Revenue	$1,235,881	S5,690,989
Revenue Adjustments	(42,008)	(95,529)

Net Revenue	1,193,873	5,595,460

Direct Cost of Sales	29,629	74,031
Telecomm Charges	54,080	190,223
Partner Commissions	142,653	416,362
Labor and Overhead	0	0
Other	0	0

Cost of Sales	226,362	680,616

Gross Profit	967,511	4,914,844

Operating Expenses
Payroll and Related Costs
Payroll	465,971	1,440,828
Overtime	8,557	30,991
PTO Compensation Adjustment	28,293	48,072
Payroll Taxes	295,117	782,167
Payroll Related Insurance	53,640	157,016
Other Employee Benefits	0	679
Payroll Admin Costs	(19,514)	(14,832)
Corporate Allocation	0	523
Outside Programmers/Contractors	45,004	153,948
Capitalized Payroll/Contractors	(20,604)	(57,985)
Temporary and Outside Labor	7,942	26,167
Recruiting and Relocation	25	1,485
Commissions	28,333	223,031
Travel, Meals and Entertainment	5,558	41,886
Advertising and Promotion	(244)	670
Exhibitions and Shows	(2,500)	2,888
Rent	68,508	199,795
Equipment Rental/Leases	5,228	6,953
Utilities	1,421	6,322
Telecommunications	58,942	159,555
Repairs and Maintenance	54,367	140,231
Non-Capitalized Assets	0	16,065
Insurance — General	28,746	72,060
Insurance — D&O	7,671	17,569
General Office Expenses	5,238	21,969
Dues & Subscriptions	3,000	11,175
Licenses & Miscellaneous Fees	12,082	31,004
Postage & Overnight Delivery	3,964	7,375
Accounting	(27,057)	68,666
Legal	394,874	727,672
Consulting	125,561	348,501
Stockholders’ Expenses	20,936	47,558
Investor Relations	0	1,565
Property & Other Taxes	7,766	29,379
Miscellaneous G&A Expenses	(7,763)	15,079
Other Income/Expense	(269,067)	(591,977)

Total Operating Expenses	1,389,995	4,174,050

Depreciation	139,501	337,678
Amortization	59,157	272,536

Net Profit (Loss) Before Other Income/Expense	(621,142)	130,581

Other Income and Expenses
Other (Income)/Expense (attach schedules)	0	0
Interest (Income)/Expense, Net	92,161	515,639

Net Profit (Loss) Before Reorganization Items	(713,303)	(385,058)

Professional Fees	1,710,750	2,759,801
US Trustee Quarterly Fees		0
Interest earned on Accum cash from Chapter 11 (see continuation sheet)		0
(Gain)/Loss on Sale of Assets	0	0
Gain/Loss on Sale of Disc Ops	(14,972,929)	(14,972,929)
Other Reorg Expenses (attach schedule)	0	0

Total Rcorg Expenses	(13,262,179)	(12,213,128)

Income Tax	0	0

Net Income/(Loss)	$12,548,876	$11,828,070

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 03-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
BALANCE SHEET

		As of
	As of 9/30/2008	7/23/2008 Petition Date
Cash and Cash Equivalents	17,650,664	380,094
Restricted Cash (Adequate Assurance Deposit Account	90,000	0
Accounts Receivable, Net	0	2,585,910
Note and Other Receivables	114,922	15,518
Inventory	0	0
Prepaid Expenses	443,669	921,026
Professional Retainers	0	296,404
Other Current Assets	0	1,263

Total Current Assets	18,299,255	4,200,215

Property and Equipment
Machinery and Equipment	0	13,973,222
Furniture Fixtures and Office Equipment	0	431,389
Leasehold Improvments	0	489,701
Less: Accumulated Depreciation	0	-12,239,736

Property and Equipment, Net	0	2,654,576

Goodwill, Net	0	3,693,828
Purch. & Cap. Software & Tech. Costs, net	0	1,273,032
Other Assets	511,937	527,277

Total Assets	18,811,192	12,348,928

Post-Petition Liabilities:
Secured Debt(Laurus)	0	0
Professional Fees	2,759,801
Unsecured Debt	0	0
Current Capital Leases Payable	0	0
Current Deferred Revenue	0	0
Accounts Payable	603,638	0
Taxes Payable	311	0
Wages Payable	17,372	0
Commissions Payable	0	0
Partner Commissions Payable	0	0
Other Accrued Expenses	0	0
Other Current Liabilities	-33,694	0

Total Current Post-Petition Liabilities	3,347,428	0

Post-Petition Long-Term Liabilities
Long-Term Capital Lease Payable	0	0
Long-Term Def Rev and Other Long-Term Liabilities	0	0

Petition Date Liabilities:
Secured Debt (Laurus)	0	5,079,287
Unsecured Debt	13,299,203	13,299,203
Current Capital Leases Payable	0	349,534
Current Deferred Revenue	0	118,955	Revenue Realized-Non Cash Adjustment
Accounts Payable	2,763,972	2,763,972
Taxes Payable	0	0
Wages Payable	0	1,117,225	Wage Motion
Commissions Payable	0	180,182	Wage Motion
Partner Commissions Payable	0	252,550	Cure Payments
Other Accrued Expenses	529,049	674,353	Adjustment to Payroll Accrual-Non Cash Adjustment
Other Current Liabilities	524,415	845,877

Total Petition Date Liabilities	17,116,639	24,631,138

Petition Date Long-Term Liabilities
Long-Term Capital Lease Payable	0	1,052,067
Long-Term Def Rev and Other Long-Term Liabilities	377,982	409,631

Total Liabilities	20,842,049	26,142,836

Stockholders’ Equity
Preferred Stock	21	21
Common Stock	13,783	13,733
Additional Paid-In Capital	245,799,000	245,799,000
Unearned Compensation	0	65,019
Retained Earnings (Deficit) Pre Petition	-259,671,731	-259,671,731
Retained Earnings (Deficit) Post Petition	11,828,070	0

Total Stockholder’s Equity	-2,030,857	-13,793,908

Total Liabilities and Stockholders’ Equity	18,811,192	12,348,928

	(0)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Biginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
					Advice 2008091100012927
Withholding	28,455.47	87,701.64	116,157.11	9/12+9/26	Advice 2008092500013551	0.00
					Advice 2008091100012927
FICA-Employee	15,036.60	44,262.90	59,299.50	9/12+9/26	Advice 2008092500013551	0.00
					Advice 2008091100012927
FICA-Employer	113,775.49	93,586.37	207,361.86	9/12+9/26	Advice 2008092500013551	0.00
					Advice 2008091100012927
Unemployment	386.27	588.68	974.95	9/12+9/26	Advice 2008092500013551	0.00
Income (same as Withholding)	0.00		0.00			0.00
Other:	0.00		0.00			0.00
Total Federal Taxes	157,653.83	226,139.59	383,793.42			0.00
State and Local
					Advice 2008091100012927
Withholding	8,870.57	25,117.33	33,987.90	9/12+9/26	Advice 2008092500013551
Sales	10,325.21	0.00	0.00			10,325.21
Excise	0.00		0.00			0.00
					Advice 2008091100012927
Unemployment	1,727.54	2,624.13	4,351.67	9/12+9/26	Advice 2008092500013551	0.00
Real Property	0.00		0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
					Advice 2008091100012927
Other: Employee SDI Tax	851.85	2,065.26	2,917.11	9/12+9/26	Advice 2008092500013551	0.00
					Advice 2008091100012927
Local Taxes	-99.09	359.90	399.88	9/12+9/26	Advice 2008092500013551	-139.07
Total State and Local	21,676.08	30,166.62	41,656.56			10,86.14
Total Taxes	179,329.91	256,306.21	425,449.98			10,186.14
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	501,704	101,934
Wages Payable	17,372
Taxes Payable	311
Rent/Leases-Building
Rent/Leases-Equipment	0
Secured Debt/Adequate Protection Payments	0
Professional Fees	2,759,801
Amounts Due to Insiders*
Commissions Payable	0
Partner Commissions Payable	0
Other	(33,694)
Total Postpetition Debts	3,245.494	101,934
Explain how and when the Debtor intends to pay any past-due postpetition debts.
$101,934 most paid in October

*   “Insider” is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
POSTPETITION ACCOUNTS PAYABLE
AUGUST

ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00032398	-56,309.49	7/25/2008	8/6/2008	CM123967
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00032695	573.45	7/31/2008	8/19/2008	JULY 08 CHAN REB
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00032819	34,891.95	7/31/2008	8/19/2008	JULY 08 REBATES
EXECUTIVE PROPERTIES	VCH00032849	12,938.94	9/1/2008	8/20/2008	SEPT 08 RENT
FIRST INDUSTRIAL, L.P.	VCH00032846	5,256.76	9/1/2008	8/20/2008	SEPT 08 RENT
HYLAND SOFTWARE	VCH00032937	5,091.10	7/15/2008	8/26/2008	9204
IQ STRATEGIES, LLC	VCH00032754	41.91	7/31/2008	8/19/2008	JULY 08 REBATES
KEY ELECTRONICS	VCH00032880	24,935.00	9/1/2008	8/21/2008	POSTRENT SEPT 08
MCKESSON INFORMATION SOLUTIONS	VCH00032586	2.76	8/5/2008	8/13/2008	POST 7001263061
MCKESSON INFORMATION SOLUTIONS	VCH00032765	17,737.42	7/31/2008	8/19/2008	JULY 08 REBATES
PER-SE TRANSACTION SERVICES INC.	VCH00032824	2,542.00	7/31/2008	8/19/2008	JULY 08 REBATES
PHOENIX MANAGEMENT SERVICES, INC.	VCH00032623	17,038.05	8/5/2008	8/14/2008	POST 11691
PHOENIX MANAGEMENT SERVICES, INC.	VCH00032837	11,796.50	8/12/2008	8/19/2008	POST 11713
PHOENIX MANAGEMENT SERVICES, INC.	VCH00033007	13,370.00	8/19/2008	8/29/2008	POST 11733
PRACTICE INSIGHT LLC	VCH00032702	14.46	7/31/2008	8/19/2008	JULY 08 CHAN REB
PRACTICE INSIGHT LLC	VCH00032825	4,260.64	7/31/2008	8/19/2008	JULY 08 REBATES
QUEST DIAGNOSTICS INC.	VCH00032809	2,757.20	7/31/2008	8/19/2008	JULY 08 REBATES
QUEST DIAGNOSTICS INC.	VCH00032932	4,115.93	8/18/2008	8/26/2008	POST CHKREQ81808
RAN SERVICES INC	VCH00032797	50.91	7/31/2008	8/19/2008	JULY 08 REBATES
TWIN PROFESSIONAL SERVICES, INC.	VCH00032930	550.71	7/31/2008	8/26/2008	MAR06-JUL08 REBA
VANTAGEMED CORP.	VCH00032465	-71.40	8/7/2008	8/7/2008	CM-1
VERIZON WIRELESS	VCH00032384	104.20	8/1/3903	8/6/2008	0371609506
XIFIN INC — USE PAY00831	VCH00032707	1.86	7/31/2008	8/19/2008	JULY 08 CHAN REB
XIFIN INC — USE PAY00831	VCH00032807	242.88	7/30/2008	8/19/2008	JULY 08 REBATES
AUGUST TOTAL		101,933.74

SEPTEMBER

ADAM KEMP	VCH00033500	213.00	9/29/2008	9/30/2008	1004
AHMAD ISMAIL, MD	VCH00033472	3.74	9/12/2008	9/22/2008	POST REFUND91208
ALLSCRIPTS	VCH00033429	29.95	9/16/2008	9/17/2008	POST REFUND91608
AT&T (PO 5001)	VCH00033494	70.37	9/5/2008	9/30/2008	POST 5122508681
AT&T (SACRAMENTO)	VCH00033495	4,322.10	9/1/2008	9/30/2008	POST960550357109
ATHENE WILLIAMS	VCH00033505	81.88	9/25/2008	9/30/2008	1009
AZOUTH, FERNANDO J	VCH00033498	93.76	9/24/2008	9/30/2008	1349
COOTS, RON C.	VCH00033477	1,534.99	9/23/2008	9/22/2008	1135
COWAN, KELLY	VCH00033497	76.22	9/29/2008	9/30/2008	1044
CUSUMANO-IBC	VCH00033389	31,185.45	9/16/2008	9/16/2008	OCTOBER 08 RENT
DAVIDSON, JOHN	VCH00033501	646.61	9/29/2008	9/30/2008	1028

DAVIDSON, JOHN	VCH00033503	1,213.89	9/26/2008	9/30/2008	1027
DECKEL & MONEYPENNY EXHIBITS	VCH00033525	18,718.00	9/26/2008	9/30/2008	CHKREQ 09260/8
DuBOSE, LEON II	VCH00033471	4,625.00	9/22/2008	9/22/2008	POST 000022
DUKE REALTY, L.P.	VCH00033387	42,061.29	9/15/2008	9/16/2008	OCTOBER 08 RENT
EDS CORPORATION	VCH00033197	174.25	7/23/2008	9/10/2008	POST U2330270
EDS CORPORATION	VCH00033487	340.00	9/23/2008	9/30/2008	POST U2355180
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033204	126.50	8/31/2008	9/11/2008	AUG 08 CHAN REBA
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033228	34,603.05	8/31/2008	9/11/2008	AUGUST 08 REBATE
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033391	39,022.62	8/31/2008	9/16/2008	POST 9747761-IN
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033392	38,335.78	7/31/2008	9/16/2008	9738094-IN
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033393	35,183.96	6/30/2008	9/16/2008	9728063-IN
ELECTRONIC NETWORK SYSTEMS, INC. (ENS)	VCH00033401	-74,660.33	9/12/2008	9/16/2008	CM146489
EPIQ BANKRUPTCY SOLUTIONS, LLC	VCH00033484	61,172.27	9/8/2008	9/30/2008	35270
EXECUTIVE PROPERTIES	VCH00033390	12,938.94	9/16/2008	9/16/2008	OCTOBER 08 RENT
FIRST INDUSTRIAL, L.P.	VCH00033388	5,256.76	9/16/2008	9/16/2008	OCTOBER 08 RENT
FLORIDA POWER & LIGHT COMPANY	VCH00033511	170.60	9/16/2008	9/30/2008	POST 313802030908
FLORIDA POWER & LIGHT COMPANY	VCH00033512	32.77	9/16/2008	9/30/2008	POST69192040908
FLORIDA POWER & LIGHT COMPANY	VCH00033513	347.28	9/16/2008	9/30/2008	POST48882010908
HALBLEIB CONSULTING, LLC	VCH00033479	840.00	9/23/2008	9/22/2008	POST 0063
HAMBY, WILLIAM	VCH00033488	519.75	2/21/2008	9/30/2008	POST H08-0920A
HEALTH AND HUMAN SERVICES COMMISSION	VCH00033185	10.88	8/6/2008	9/10/2008	POST 080608
INXPRESS	VCH00033489	1,084.96	9/19/2008	9/30/2008	10100012HJ19
IVANS INC.	VCH00033492	39.52	9/9/2008	9/30/2008	POST 08D0158211
KHALIL, ADNANE	VCH00033473	79.99	9/22/2008	9/22/2008	1030
LETTERLOGIC	VCH00033522	602.65	9/30/2008	9/30/2008	POST 107504
MCKESSON INFORMATION SOLUTIONS	VCH00033294	17,722.60	8/31/2008	9/11/2008	AUGUST 08 REBATE
MCKESSON INFORMATION SOLUTIONS	VCH00033419	5.98	9/5/2008	9/16/2008	POST 7001275392
MCKESSON INFORMATION SOLUTIONS	VCH00033516	589.77	9/15/2008	9/30/2008	POST 7001280270
MEDDATA, INC.	VCH00033448	2,093.28	8/31/2008	9/22/2008	POST 48852
NEW YORK STATE SALES TAX	VCH00033491	230.47	9/26/2008	9/30/2008	JUN 08-AUG 08 TA
PER-SE TRANSACTION SERVICES INC.	VCH00033233	2,861.00	8/31/2008	9/11/2008	AUGUST 08 REBATE
PHOENIX MANAGEMENT SERVICES, INC.	VCH00033485	12,477.50	9/16/2008	9/30/2008	11822
PHOENIX MANAGEMENT SERVICES, INC.	VCH00033486	555.00	9/23/2008	9/30/2008	POST 11852
PRACTICE INSIGHT LLC	VCH00033040	-1,714.03	9/2/2008	9/3/2008	PSOT CM0018045
PRACTICE INSIGHT LLC	VCH00033041	-4,275.10	9/2/2008	9/3/2008	CM2018044
PRACTICE INSIGHT LLC	VCH00033213	12.18	8/31/2008	9/11/2008	AUG 08 CHAN REBA
PRACTICE INSIGHT LLC	VCH00033234	3,987.40	8/31/2008	9/11/2008	AUGUST 08 REBATE
PRESIDIO NETWORKED SOLUTIONS, INC.	VCH00033154	93,280.00	10/1/2008	9/10/2008	1182942
PRESIDIO NETWORKED SOLUTIONS, INC.	VCH00033346	2,761.31	8/29/2008	9/15/2008	POST 21630
QUEST DIAGNOSTICS INC.	VCH00033114	-4,115.92	8/18/2008	9/5/2008	POSTCHKREQ81808
QUEST DIAGNOSTICS INC.	VCH00033115	4,115.93	8/18/2008	9/5/2008	POST CKREQ81808
QUEST DIAGNOSTICS INC.	VCH00033116	-18,554.00	12/30/3906	9/5/2008	JUL-DEC07 REB OV
QUEST DIAGNOSTICS INC.	VCH00033117	-14,853.90	6/30/2008	9/5/2008	JAN-JUN08 RE OVR
QUEST DIAGNOSTICS INC.	VCH00033219	2,468.02	8/31/2008	9/11/2008	AUGUST 08 REBATE
RAN SERVICES INC	VCH00033326	51.33	8/31/2008	9/11/2008	AUGUST 08 REBATE
REGIONAL MEDICAL CENTER	VCH00033399	1,345.75	9/1/2008	9/16/2008	POST REFUND90508
REGISTRAR AND TRANSFER CO	VCH00033514	215.90	9/23/2008	9/30/2008	POST 0255669
SPEARS, MICHAEL ALESTER	VCH00033502	776.46	9/26/2008	9/30/2008	1027
SSI GROUP, INC., THE	VCH00033396	160.51	8/30/2008	9/16/2008	121820
STAPLES BUSINESS ADVANTAGE	VCH00033187	51.83	9/2/2008	9/10/2008	3108009267
STAPLES BUSINESS ADVANTAGE	VCH00033188	110.92	9/3/2008	9/10/2008	3108009268
STAPLES BUSINESS ADVANTAGE	VCH00033189	252.03	9/4/2008	9/10/2008	3108033427

STAPLES BUSINESS ADVANTAGE	VCH00033190	53.19	9/4/2008	9/10/2008	3108033428
STAPLES BUSINESS ADVANTAGE	VCH00033191	61.41	9/4/2008	9/10/2008	3108033429
STAPLES BUSINESS ADVANTAGE	VCH00033192	75.41	9/4/2008	9/10/2008	3108033430
STAPLES BUSINESS ADVANTAGE	VCH00033193	381.82	8/19/2008	9/10/2008	POST 3107178195
STAPLES BUSINESS ADVANTAGE	VCH00033194	190.91	8/19/2008	9/10/2008	POST 3107178194
STOCKWELL, HARRIS, ET AL.	VCH00033426	752.50	7/31/2008	9/17/2008	POST 219228
STUBBS, TERESA	VCH00033504	229.51	9/26/2008	9/30/2008	1101
TAC WWORLDWIDE	VCH00033515	1,680.00	9/25/2008	9/30/2008	POST 10598156
THOMPSON, ALTON BRIAN	VCH00033475	390.00	9/22/2008	9/22/2008	POST 08-09-22
UCN	VCH00033493	8,592.73	9/1/2008	9/30/2008	POST 120413334
UNITED HEALTHCARE INSURANCE CO.	VCH00033363	109,839.41	9/9/2008	9/15/2008	POST 0014651407
UNITED HEALTHCARE INSURANCE CO.	VCH00033364	10,184.11	9/9/2008	9/15/2008	POST 0014651490
WILMINGTON TRUST COMPANY	VCH00033518	5,000.00	9/19/2008	9/30/2008	POST 2858186
WONNUM, CONSUELA	VCH00033499	56,34	9/29/2008	9/30/2008	1006
XIFIN INC — USE PAY00831	VCH00033217	1.05	8/31/2008	9/11/2008	AUG 08 CHAN REBA
XIFIN INC — USE PAY00831	VCH00033337	250.62	8/31/2008	9/11/2008	AUGUST 08 REBATE
Z-S PRESCRIPTION PLAN	VCH00033496	254.93	9/24/2008	9/30/2008	POST 092408
SEPTEMBER TOTAL		501,704.61

	Grand Total	603,638.35

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Proxymed Transaction Services, Inc.	Case No. 08-11551
In re Proxymed, Inc.	Case No. 08-11553
In re Proxymed Lab Services, LLC	Case No. 08-11554
Debtors	Reporting Period: 09/01/08 — 09/30/08
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$4,929,371
+ Amounts billed during the period	1,193,873
– Amounts collected during the period	(1.242,560)
– Accounts Receivable Sold at closing	(4,880,684)
Total Accounts Receivable at the end of the reporting period	$0

Accounts Receivable Aging	Amount
0 – 30 days old	$0
31 – 60 days old	0
61 – 90 days old	0
91+ days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	$0
DEBTOR QUESTIONNAIRE

Must be completed each month	YES	NO
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	Yes

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		No

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	Yes

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
Yes
On August 13, 2008 debtor opened an Adequate Assurance Deposit Account in the amount of $90,000. No other deposits or withdrawals have occurred in this account since. Copies of August bank reconcilliation and bank statement are attached in section MOR-la of this monthly operating report.
On September 17th Significantly all of the assets were sold to MHC-Acquisition Corp. through a Section 363 Auction of the US Bankruptcy Code.